EXHIBIT 10.19



                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                               (DIVISION MANAGERS)


                           Effective November 1, 2001
                           Supercedes November 1, 1997

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             as of November 1, 1997



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.




                          II. PARTICIPATION AND MAXIMUM
                                     AWARD

     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997

                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997

                         IV. DETERMINATION OF AWARD AND
                                    PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                           Effective November 1, 2001
                             Supercedes Nov. 1, 1997

        V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

                                  A. EPS Bonus

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

RANK                    PER SHARE RETURN*     PERCENTAGE OF AWARD
----                   ------------------      -------------------

Best (1st)                 $2.6568                  100.0%
          2nd              $2.6022                   95.5%
          3rd              $2.5407                   91.0%
          4th              $2.4793                   86.5%
          5th              $2.4178                   82.0%
          6th              $2.3564                   77.5%
          7th              $2.2948                   73.0%
          8th              $2.2333                   68.5%
          9th              $2.1718                   64.0%
         10th              $2.1104                   59.5%
         11th              $2.0488                   55.0%
         12th              $1.9873                   50.5%
         13th              $1.9259                   46.0%
         14th              $1.8644                   41.5%
         15th              $1.8028                   37.0%
         16th              $1.7414                   32.5%
         17th              $1.6799                   28.0%
         18th              $1.6181                   23.5%
         19th              $1.5568                   19.0%
         20th              BELOW                  ZERO (0)

*Net of bonus. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

              A   =      Gross Award
              S   =      Base Salary (excluding bonus award
                         payments and other items of
                         miscellaneous income) of the
                         Participant during that portion
                         of the year in which he or she
                         was employed in a designated
                         position.
              P   =      Percentage of award earned based on above
                         schedule
              M   =      Percent of salary eligible to be earned
                         as a bonus based on EPS performance.

                                     FORMULA

                                  S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                           B.  Performance Based Bonus

         All processing and production division managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, "big bird debone" complexes will be grouped and "tray pack" complexes will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

         These managers will be paid in accordance with the following schedules:

                Percentage of Salary        Assigned           Corporate
                Eligible to be Earned       Complex            Agri Stats
                As Bonus Based              Operating          Bottom
                on Performance              Profit             Line
                Factors                     Report             Report
                               (Per Head)  (Per Head)
                       (Percentage of Award Earned) (Percentage of Award Earned)


         Prod. Div. Managers,                 50%              50%
         Proc. Div. Managers,                 50%              50%
         By-Products Div. Mgr.                20%             100%

         HIGH AVERAGE                     Top 20%          Top 20%
         Prod. Div. Managers,               33.3%            33.3%
         Proc. Div. Managers                33.3%            33.3%
         By-Products Div. Mgr.                20%           66.67%

         LOW AVERAGE                      Top 30%          Top 30%

         Prod.  Div.  Managers,             16.7%            16.7%
         Proc.  Div.  Managers              16.7%            16.7%
         By-Products Div. Mgr.                20%            33.3%



         The division manager at the Foods Division will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "net income before tax growth", "net income return on sales, before tax" and Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                  Percentage of Salary
                  Eligible to be Earned                             Corporate
                  As Bonus Based      Target Pre   Target Pre       Agri Stats
                  On Performance     Tax Return    Tax Income       Bottom Line
                  Factors             On Sales     Growth         Rpt (Per Head)
                                         (Percentage of Award Earned)

         Target                        15%           59%            Top 10%
  Division Mgr.-Foods     20%          40%           40%               20%

                                       14%           49%
  Division Mgr.-Foods     20%          34%           34%

         Average                       13%           38%            Top 20%
  Division Mgr.-Foods     20%          28%           28%               10%

                                       12%           27%
  Division Mgr.-Foods     20%          22%           22%

         Low                           11%           17%            Top 30%
  Division Mgr.-Foods     20%          16%           16%                5%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:


                    A   =       Gross Award
                    S   =       Salary (excluding bonus award
                                payments and other items of miscellaneous
                                income) of the Participant during that portion
                                of the year in which he or she was employed in a
                                designated position.
                    P   =       Percentage of award earned based on performance
                                factor
                    M   =       Percentage of salary eligible to be earned and
                                paid as a bonus on performance factor.

              FORMULA
                    S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997

                                 VI. PARAMETERS

       This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

       1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

4. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                              (EXECUTIVE COMMITTEE)


                           Effective November 1, 2001
                           Supercedes November 1, 1997

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.


                          II. PARTICIPATION AND MAXIMUM
                                     AWARD

     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

         The maximum bonus award achievable will vary depending on the employee's position in the Company.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997

                                III. ELIGIBILITY

                         EMPLOYMENT/PARTICIPATION LEVEL

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. For all employees of Sanderson Farms other than those management level employees specifically described in this program, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of such employees' bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of such employees' bonus will be determined by the Company's earnings per share performance, a portion of such employees' bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for the poultry division, and certain net income growth targets for managers in the foods division, all as described herein.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                           Effective November 1, 2001
                           Supercedes November 1, 1997

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A. All salaried employees

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

     RANK            PER SHARE RETURN*             PERCENTAGE OF AWARD
     ----            -----------------             -------------------
Best (1st)                   $2.6568                         100.0%
          2nd                $2.6022                          95.5%
          3rd                $2.5407                          91.0%
          4th                $2.4793                          86.5%
          5th                $2.4178                          82.0%
          6th                $2.3564                          77.5%
          7th                $2.2948                          73.0%
          8th                $2.2333                          68.5%
          9th                $2.1718                          64.0%
         10th                $2.1104                          59.5%
         11th                $2.0488                          55.0%
         12th                $1.9873                          50.5%
         13th                $1.9259                          46.0%
         14th                $1.8644                          41.5%
         15th                $1.8028                          37.0%
         16th                $1.7414                          32.5%
         17th                $1.6799                          28.0%
         18th                $1.6181                          23.5%
         19th                $1.5568                          19.0%
         20th                BELOW                         ZERO (0)


*Net of bonus. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

         A   =      Gross Award
         S   =      Base Salary (excluding bonus
                    award payments and other items of
                    miscellaneous income) of the
                    Participant during that portion
                    of the year in which he or she
                    was employed in a designated
                    position.
         P   =      Percentage of award earned based on above schedule
         M   =      Percent of salary eligible to be earned as a bonus based on
                    EPS performance.
   FORMULA
         S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      For all employees other than those specifically set forth below, the percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) is 25%. The management level employees set forth below shall be eligible to earn a bonus based on EPS performance equal to the percent of their salary as set forth below ("M" in the above formula):


      CEO                                       50%

      CFO,                                      35%
      VP-Sales,                                 35%
      Dir.-Marketing,                           35%
      Dir.-Production                           35%
      Dir.-Processing                           35%



           B.  Executive Committee

      Bonus awards under this Bonus Award Program for the Chief Executive Officer, Chief Financial Officer, VP-Sales, Director of Marketing, Director of Production, Director of Processing, Director of Development, the Controller, the Director of Administration, the Director of Technical Services, the Director of Sales and the Chief Financial Analyst will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head" report, net of bonus. Awards made to these individuals based on the operating performance factor will be as follows:

                  Percentage of Salary
                  Eligible to be Earned as             Corporate Agri Stats
                  Bonus on Operating                      Bottom Line
                  Performance Factors                   Report (per head)
                                                    (Percentage of Award Earned)

         TARGET                                         TOP 10%
         CEO                                  50%                       100%
         CFO, VP Sales,                       35%                       100%
         Dir. Mktg, Dir. Proc.                35%                       100%
         Dir.Prod.                            35%                       100%
         Controller, Dir. Admn.,              25%                       100%
         Dir.Tech Svcs., Dir. Sales ,         25%                       100%
         Dir. Devlop., Chief  Analyst         25%                       100%

         HIGH AVERAGE                                   Top 20%
         CEO                                  50%                     66 2/3%
         CFO, VP Sales,                       35%                     66 2/3%
         Dir.-Marketing,                      35%                     66 2/3%
         Dir.-Prod., Dir.-Proc.               35%                     66 2/3%
         Controller, Dir.-Admin.,             25%                     66 2/3%
         Dir-Tech Svcs., Dir.-Sales,          25%                     66 2/3%
         Dir. Develop.,Chief Analyst          25%                     66 2/3%

         LOW AVERAGE                                    Top 30%

         CEO                                  50%                     33 1/3%
         CFO, VP Sales,                       35%                     33 1/3%
         Dir.-Marketing,                      35%                     33 1/3%
         Dir.-Prod., Dir.-Proc.,              35%                     33 1/3%
         Controller, Dir.-Admin,              25%                     33 1/3%
         Dir-Tech Svcs., Dir.-Sales,          25%                     33 1/3%
         Dir. Develop.,Chief Analyst          25%                     33 1/3%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:


       A        =       Gross Award
       S        =       Base Salary (excluding bonus award
                        payments and other items of
                        miscellaneous income) of the
                        Participant during that portion of
                        the year in which he or she was
                        employed in a designated position.
       P        =       Percentage of award earned based on performance factor
       M        =       Percentage of salary eligible to be earned and
                        paid as a bonus on performance factor.

 FORMULA
                        S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997

                                 VI. PARAMETERS

       This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

       1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

        4. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                (GENERAL OFFICE PERFORMANCE AWARDS PARTICIPANTS)


                           Effective November 1, 2001
                           Supercedes November 1, 1997

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.





                       II. PARTICIPATION AND MAXIMUM AWARD

     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997


                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for managers in the poultry division, and based on certain net income growth targets for managers in the foods division, all as described herein.


         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                           Effective November 1, 1997
                             Supercedes Nov. 1, 1997

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

         A.   EPS Performance

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

     RANK                 PER SHARE RETURN*                RCENTAGE OF AWARD
     ----                ------------------                -----------------

Best (1st)                        $2.6568                         100.0%
          2nd                     $2.6022                          95.5%
          3rd                     $2.5407                          91.0%
          4th                     $2.4793                          86.5%
          5th                     $2.4178                          82.0%
          6th                     $2.3564                          77.5%
          7th                     $2.2948                          73.0%
          8th                     $2.2333                          68.5%
          9th                     $2.1718                          64.0%
         10th                     $2.1104                          59.5%
         11th                     $2.0488                          55.0%
         12th                     $1.9873                          50.5%
         13th                     $1.9259                          46.0%
         14th                     $1.8644                          41.5%
         15th                     $1.8028                          37.0%
         16th                     $1.7414                          32.5%
         17th                     $1.6799                          28.0%
         18th                     $1.6181                          23.5%
         19th                     $1.5568                          19.0%
         20th                     BELOW                         ZERO (0)

*Net of bonus. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.
         A   =      Gross Award
         S   =      Base Salary (excluding bonus award
                    payments and other items of
                    miscellaneous income) of the
                    Participant during that portion
                    of the year in which he or she
                    was employed in a designated
                    position.
         P   =      Percentage of award earned based on above schedule
         M   =      Percent of salary eligible to be earned as a bonus based on
                    EPS performance.
                                     FORMULA
                                  S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.



                           B. Performance Based Bonus

      Bonus awards under this Bonus Award Program for the Nutritionist, Veterinarian, Assistant to Director of Live Production, Corporate Chill Pack Coordinator and Quality Assurance Manager will be granted based on a combination of earnings per share performance and general corporate performance as measured against the Company's peers and competitors as reported by Agri Stats. For purposes of calculating bonuses awarded and paid to individuals in these positions based on operating performance, the corporate Agri Stats measure will be as reported in Agri Stats' "bottom line analysis, per head, report." Awards made to these individuals based on the operating performance factor will be as follows:

                             Percentage of Salary
                             Eligible to be Earned as    Corporate Agri Stats
                             Bonus on Operating              Bottom Line
                             Performance Factors          Report (Per Head)
                                                    (Percentage of Award Earned)
         TARGET                                   Top 10%
         Corp. Processing Mgr.             20%                     100%
         Nutritionist, Veterinarian,       15%                     100%
         Asst. to Dir. of Live Prod.       15%                     100%
         Corp. Chill Pack Coord.           15%                     100%
         Quality Assurance Mgr             15%                     100%
         Corp. Maint. Mgr.                 15%                     100%

         HIGH AVERAGE                             Top 20%
         Corp. Processing Mgr.                                      20%
                                                                66 2/3%
         Nutritionist, Veterinarian,      15%                   66 2/3%
         Asst. to Dir. Of Live Prod.,     15%                   66 2/3%
            Corp. Chill Pack Coord.       15%                   66 2/3%
         Quality Assurance Mgr            15%                   66 2/3%
         Corp. Maint. Mgr.                15%                   66 2/3%

         LOW AVERAGE                              Top 30%
         Corp. Processing Mgr.            20%                   33 1/3%
         Nutritionist, Veterinarian, .    15%                   33 1/3%
         Asst. to Dir. of Live Prod.      15%                   33 1/3%
            Corp. Chill Pack Coord.       15%                   33 1/3%
            Quality Assurance Mgr         15%                   33 1/3%
         Corp. Maint. Mgr.                15%                   33 1/3%




         All poultry sales managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, "big bird debone" complexes will be grouped and "tray pack" complexes will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report.

         These managers will be paid in accordance with the following schedule:

                      Percentage of Salary      Assigned           Corporate
                      Eligible to be Earned     Complex            Agri Stats
                      As Bonus Based            Operations         Bottom
                      On Performance            Profit             Line
                      Factors                   Agri Stats         Report
                                               (Per Head)
                                           (Percentage of       (Percentage of
                                            Award Earned)        Award Earned)



TARGET                                          Top 10%                 Top 10%
Manager F/F & Export Sales    20%                   50%                     50%
Manager Debone/MDM Sales      20%                   50%                     50%
Manager Cust. Relations       20%                                        100.0%
Sales Managers                15%                   50%                     50%

HIGH AVERAGE                                    Top 20%                 Top 20%
Manager F/F & Export Sales    20%                 33.3%                   33.3%
Manager Debone/MDM Sales      20%                 33.3%                   33.3%
Manager Cust. Relations       20%                                         66.67%
Sales Managers                15%                 33.3%                   33.3%

LOW AVERAGE                                     Top 30%                Top 30%
Manager F/F & Export Sales    20%                 16.7%                   16.7%
Manager Debone/MDM Sales      20%                 16.7%                   16.7%
Manager Cust. Relations       20%                                         33.3%
Sales Managers                15%                 16.7%                   16.7%


         The Foods Sales Managers will receive a bonus based in part upon the Company's earnings per share performance as described on pages 5 and 6 of this plan, and in part based on the Foods Division's performance as measured by "net before tax income growth", "net income before tax return on sales" and Corporate Agri Stats Bottom Line Analysis, per head, report as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                      Percentage of Salary
                      Eligible to be Earned                         Corporate
                      As Bonus Based       Target Pre  Target Pre   Agri Stats
                      On Performance       Tax Return  Tax  Income  Bottom Line
                      Factors              On Sales    Growth     Rpt (Per Head)
                                                (Percentage of Award Earned)


         Target                               15%        59%            Top 10%
  Manager Foods Div. Sales    20%             40%        40%                20%
  Foods Sales Manager         15%             40%        40%                20%
  Prod, Development Mgr.      10%             40%        40%                20%

                                              14%        49%
  Manager Foods Div. Sales    20%             34%        34%
  Foods Sales Manager         15%             34%        34%
  Prod. Development Mgr       10%             34%        34%

         Average                              13%        38%            Top 20%
  Manager Foods Div. Sales    20%             28%        28%                10%
  Foods Sales Manager         15%             28%        28%                10%
  Prod. Development Mgr       10%             28%        28%                10%

                                              12%        27%
  Manager Foods Div. Sales    20%             22%        22%
  Foods Sales Manager         15%             22%        22%
  Prod. Development Mgr       10%             22%        22%

            Low                               11%        17%            Top 30%
  Manager Foods Div. Sales    20%             16%        16%                 5%
  Foods Sales Manager         15%             16%        16%                 5%
  Prod. Development Mgr       10%             16%        16%                 5%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:

                  A         =      Gross Award
                  S         =      Base Salary (excluding bonus award
                                   payments and other items of
                                   miscellaneous income) of
                                   the Participant during that
                                   portion of the year in
                                   which he or she was
                                   employed in a designated
                                   position.
                  P         =      Percent age of award earned based on
                                   performance factor
                  M         =      Percentage of salary
                                   eligible to be earned and
                                   paid as a bonus on
                                   performance factor.

                               FORMULA
                               S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997

                                 VI. PARAMETERS

       This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

       1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       4. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

        (PRODUCTION, PROCESSING AND FOODS PERFORMANCE AWARD PARTICIPANTS)


                           Effective November 1, 2001
                           Supercedes November 1, 1997

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.





                          II. PARTICIPATION AND MAXIMUM
                                     AWARD

     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997


                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997

                         IV. DETERMINATION OF AWARD AND
PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         Although the Board has determined that net profits earned for shareholders of the Company should be the primary method of determining the bonuses to be paid to employees, the Board has also recognized that certain management level employees have responsibility for and more direct control over the operating performance and profitability of the Company. In recognition of this fact, the Board has concluded that a certain percentage of your bonus should be determined by evaluating the operating and profitability performance of the Company relative to its peers and competitors. Therefore, while a portion of your bonus will be determined by the Company's earnings per share performance, a portion of your bonus will also be determined by evaluating the performance of the Company as compared to our peers and competitors by Agri Stats for poultry division managers, and based on certain net income growth targets for managers in the foods division, all as described herein.


         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

         The Company's performance relative to its peers and competitors as reported by Agri Stats will be used to evaluate and determine bonuses paid to those employees whose bonuses are determined in part by such performance. The appropriate measuring tool as set forth in this Bonus Award Program as reported by Agri Stats for the twelve (12) month period ending on October 31 each year will be used to determine if a bonus has been earned by such employees.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                           Effective November 1, 2001
                             Supercedes Nov. 1, 1997

         V. OBJECTIVES AND FORMULAS FOR DETERMINATION OF THE BONUS AWARD

                                  A. EPS Bonus

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:


RANK                  PER SHARE RETURN*         PERCENTAGE OF AWARD
----                  ------------------         -------------------

Best (1st)                $2.6568                     100.0%
          2nd             $2.6022                      95.5%
          3rd             $2.5407                      91.0%
          4th             $2.4793                      86.5%
          5th             $2.4178                      82.0%
          6th             $2.3564                      77.5%
          7th             $2.2948                      73.0%
          8th             $2.2333                      68.5%
          9th             $2.1718                      64.0%
         10th             $2.1104                      59.5%
         11th             $2.0488                      55.0%
         12th             $1.9873                      50.5%
         13th             $1.9259                      46.0%
         14th             $1.8644                      41.5%
         15th             $1.8028                      37.0%
         16th             $1.7414                      32.5%
         17th             $1.6799                      28.0%
         18th             $1.6181                      23.5%
         19th             $1.5568                      19.0%
         20th             BELOW                     ZERO (0)

*Net of bonus. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

         A   =      Gross Award
         S   =      Base Salary (excluding bonus award payments and other items of miscellaneous income) of the
                    Participant during that portion
                    of the year in which he or she
                    was employed in a designated
                    position.
         P   =      Percentage of award earned based on above schedule
         M   =      Percent of salary eligible to be earned
                    as a bonus based on EPS performance.

                                      FORMULA
                                    S X P X M = A

      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                           B. Performance Based Bonus

         All production unit managers, processing shift managers, processing managers, packing managers and shipping/preprice managers will receive a bonus based in part upon the Company's earnings per share performance, in part based on the Company's overall corporate Agri Stats performance, and in part based on the performance of the complexes to which they are assigned (for example, "big bird debone" complexes will be grouped and "tray pack" complexes will be grouped) relative to the Company's peers and competitors as reported by Agri Stats. The overall corporate Agri Stats performance measure will be the Company's performance relative to its peers and competitors as reported by Agri Stats in its "bottom line analysis, per head" report, net of bonus. The performance of the applicable complexes will be measured by the complexes' combined performance relative to its peers and competitors as reported by corporate Agri Stats in its complex "operational profit analysis, per head" report, net of bonus.

         These managers will be paid in accordance with the following schedule:

                    Percentage of Salary     Assigned          Corporate
                    Eligible to be Earned    Complex           Agri Stats
                    As Bonus Based           Operations        Bottom
                    On Performance           Profit            Line
                    Factors                  Agri Stats        Report
                                            (Per Head)         (Per Head)
                                         (Percentage of        (Percentage of
                                          Award Earned)         Award Earned)

 TARGET                                    Top 10%              Top 10%
 Prod. Unit Mgrs,          10%                 50%                  50%
 Proc. Shift Mgrs.         10%                 50%                  50%
 Processing Mgrs           10%                 50%                  50%
 Packing Mgrs.             10%                 50%                  50%
 Ship/Preprice/ Mgrs.      10%                 50%                  50%

 HIGH AVERAGE                              Top 20%                Top 20%
 Prod. Unit Mgrs.          10%               33.3%                33.3%
 Proc. Shift Mgrs.         10%               33.3%                33.3%
 Processing Mgrs.          10%               33.3%                33.3%
 Packing Mgrs.             10%               33.3%                33.3%
 Ship/Preprice/ Mgrs.      10%               33.3%                33.3%

 LOW AVERAGE                               Top 30%              Top 30%
 Prod.  Unit Mgrs.         10%               16.7%                16.7%
 Proc.Shift Mgrs.          10%               16.7%                16.7%
 Processing Mgrs.          10%               16.7%                16.7%
 Packing Mgrs.             10%               16.7%                16.7%
 Ship/Preprice/ Mgrs.      10%               16.7%                16.7%

         At the Foods Division, the Production Manager will receive a bonus based in part upon the Company's earnings per share performance as described on pages 6 and 7 of this plan, and in part based on the Foods Division's performance as measured by "net income before tax growth", "net income before tax return on sales" and Corporate Agri Stats Bottom Line Analysis, per head, report, as described below. The final results of the Foods Division will be determined after the Company's external auditors have completed their audit at the end of each fiscal year, which is completed approximately two months after the last day of each fiscal year end.

                   Percentage of Salary
                   Eligible to be Earned                         Corporate
                   As Bonus Based    Target Pre   Target Pre     Agri Stats
                   On Performance    Tax Return   Tax Income     Bottom Line
                   Factors           On Sales     Growth         Rpt (Per Head)
                                          (Percentage of Award Earned)



         Target                        15%          59%            Top 10%
  Production Manager        10%        40%          40%               20%

                                       14%          49%
  Production Manager        10%        34%          34%

         AVERAGE                       13%          38%            Top 20%
  Production Manager        10%        28%          28%               10%

                                       12%          27%
  Production Manager        10%        22%          22%

          LOW                          11%          17%             Top 30%
  Production Manager        10%        16%          16%                  5%

         The following formula will be utilized for all employees whose bonus is to be determined in part by factors other than EPS performance to determine that portion of the award dependent upon such factors:


                A      =     Gross Award
                S      =     Base Salary (excluding bonus award payments
                             and other items of miscellaneous income) of the
                             Participant during that portion of the year in
                             which he or she was employed in a designated
                             position.
                P      =     Percentage
                             of award earned based on performance factor
                M      =     Percentage of salary eligible to be earned and
                             paid as a bonus on performance factor.

                 FORMULA
              S X P X M = A

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov. 1, 1997


                                 VI. PARAMETERS

       This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

       1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

4. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

                              SANDERSON FARMS, INC.

                               BONUS AWARD PROGRAM

                            (ALL SALARIED EMPLOYEES)


                           Effective November 1, 2001
                           Supercedes November 1, 1997

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997



                                   I. PURPOSE

         The Board of Directors of Sanderson Farms, Inc. has determined that in addition to the Company's existing competitive and equitable total compensation package, it is desirable to maintain a bonus award program for its salaried employees. The purposes for such a program include:

         A.       To encourage excellence and high levels of performance.

         B. To recognize the contributions of the salaried employees to the overall profitability of the Company.

         C. To encourage all employees from every division in the Company to cooperate, share information and work together as a team for the overall benefit of the Company and its shareholders.



                       II. PARTICIPATION AND MAXIMUM AWARD

     The Executive Committee of Sanderson Farms, Inc. will select and recognize personnel eligible to participate in the bonus award program, and reserves the right to review and change the class of eligible employees at any time. Those now designated include:

         A. Salaried personnel within the corporate structure of Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division).

         B. All salaried management and accounting trainees within the corporate structure.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 2001
                             Supercedes Nov.1, 1997



                                III. ELIGIBILITY

                            EMPLOYMENT/PARTICIPATION

         Except in the case of death, disability or retirement, as set forth below, employees must be employed in a designated position on October 31 of the applicable fiscal year and must have been employed in a designated position for a period of nine months prior to the end of the fiscal year to be eligible to participate in the bonus award program. Base salary for this purpose shall include regular compensation only, and shall not include bonus award payments and any other miscellaneous payments that might be treated as income to the employee.

                        DEATH, DISABILITY AND RETIREMENT

         If an eligible employee terminates employment with the Company during the fiscal year before October 31 as a result of death, disability or retirement, and had been employed in a designated position for a period of at least nine months, such employee will be eligible to participate in the Bonus Award Program notwithstanding the fact that the employee is not employed on October 31, and the base salary paid to such employee during that portion of the year during which he or she was employed in a designated position will be used to calculate the amount of such employee's bonus award.

                           EXTRAORDINARY CIRCUMSTANCES

         Extraordinary circumstances will be subject to review by the Executive Committee.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                             Effective Nov. 1, 1997

                     IV. DETERMINATION OF AWARD AND PAYMENT

         Bonus award programs for many corporations focus in some form or another on the real dollar profits earned by the corporation within a given time frame. This method of determining bonuses to be paid to employees recognizes that bonuses should be paid to employees only after a fair and equitable return has been earned for the shareholders who own the company. With this basic philosophy in mind, the Board has determined that no bonuses will be paid under this program unless net return on average stockholders' equity after consideration is taken for any bonus paid under this program for the year exceeds eight percent (8%). After this minimum threshold is met, the Bonus Award Program will become effective, and bonuses will be paid if the other criteria described in this program are met.

         In recognition of the fact that one of our primary obligations as employees of this Company is to our shareholders, the Board of Directors has determined that net profits made by the consolidated corporations [Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division)] on a per share basis for the period November 1 through October 31 of each year will be the primary basis for bonus awards. For all employees of Sanderson Farms other than certain management level employees, this will be the sole basis for determining bonus awards.

         The audited annual financial statements, on a consolidated basis, of Sanderson Farms, Inc. will be the measuring tool for the net return to shareholders portion of the bonus award program. The annual bonus award will be paid to participants in the bonus award program after the outside auditors have completed their annual audit of the corporations, which is usually approximately two (2) months after the end of the fiscal year.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                           Effective November 1, 2001
                           Supercedes November 1, 1997

                         V. OBJECTIVES AND FORMULAS FOR
                        DETERMINATION OF THE BONUS AWARD

         All salaried employees will receive a bonus if the net income per share objectives set forth below are met, and if the minimum return on average stockholders equity for the year is earned. The annual audited financial statements, on a consolidated basis, of Sanderson Farms, Inc., will be the measuring tool for this portion of the Bonus Award Program. The annual bonus award will be paid to participants after the outside auditors have completed their annual audit of the consolidated corporation.

         The earnings per share objectives and the respective percentage of employees' bonus dependent upon EPS earned for the fiscal year (November 1 thru October 31) are as follows:

     RANK           PER SHARE RETURN*     PERCENTAGE OF AWARD
     ----           ------------------    -------------------

Best (1st)              $2.6568               100.0%
          2nd           $2.6022                95.5%
          3rd           $2.5407                91.0%
          4th           $2.4793                86.5%
          5th           $2.4178                82.0%
          6th           $2.3564                77.5%
          7th           $2.2948                73.0%
          8th           $2.2333                68.5%
          9th           $2.1718                64.0%
         10th           $2.1104                59.5%
         11th           $2.0488                55.0%
         12th           $1.9873                50.5%
         13th           $1.9259                46.0%
         14th           $1.8644                41.5%
         15th           $1.8028                37.0%
         16th           $1.7414                32.5%
         17th           $1.6799                28.0%
         18th           $1.6181                23.5%
         19th           $1.5568                19.0%
         20th           BELOW               ZERO (0)

*Net of bonus. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.

 The following formula will be utilized to determine the exact dollar amount of a participant's bonus award dependent upon EPS performance.

              A   =      Gross Award
              S   =      Base Salary (excluding bonus award payments and other
                         items of miscellaneous income) of the Participant
                         during that portion of the year in which he or she
                         was employed in a designated position.
              P   =      Percentage of award earned based on above schedule
              M   =      Percent of salary eligible to be earned as a bonus
                         based on EPS performance.

                                     FORMULA
                                  S X P X M = A



      As with any awards made under this Bonus Award Program, no bonus will be paid unless total net income return (after bonus) on average stockholders' equity for the year exceeds eight percent (8%). Net return on average stockholders' equity will be computed by taking the average of beginning and ending stockholders' equity for the applicable year, and dividing that number into net income for the year.

      The percent of salary eligible to be earned as a bonus based on EPS performance ("M" in the above formula) for the fiscal year is 25%.

                              SANDERSON FARMS, INC.
                               Bonus Award Program
                           Effective November 1, 2001
                           Supercedes November 1, 1997


                                 VI. PARAMETERS

       This bonus award program has been designed to encourage teamwork and cooperation among all of the divisions of Sanderson Farms, and to ensure that Sanderson Farms is consistently among the leaders in profitability in the broiler and prepared foods industry. The program is also designed to pay a bonus to employees only after the Company has returned to its shareholders a fair and equitable return.

       1. In the event of extraordinary operating conditions that were unforeseen when setting the objectives and percentages in this bonus award program, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       2. In the event of possible reporting errors affecting the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       3. In the event changes in laws or accounting procedures affect the ranking, such circumstances will be considered by the Executive Committee of Sanderson Farms, Inc. in making awards.

       4. The per share return targets were calculated using 12,992,876 shares outstanding. Adjustments to these targets will be made to reflect changes in the number of shares outstanding resulting from any merger, consolidation, reorganization, re-capitalization, re-incorporation, stock-splits, stock dividend, stock repurchase, or other changes in the corporate structure of the Company. Furthermore, the target per share return numbers were calculated based on a target net return on projected sales. The Company reserves the right to adjust these targets in the event of a substantial fluctuation in sales pounds or dollars during the year.